SUPPLEMENT DATED OCTOBER 31, 2008 TO THE PRINCIPAL FUNDS, INC. PROSPECTUS R-1, R-2, R-3, R-4, and R-5 Classes DATED FEBRUARY 29, 2008

THE FOLLOWING INFORMATION IS AN UPDATE THROUGH SEPTEMBER 30, 2008 AND IS A SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 29, 2008.

RELATED PERFORMANCE OF THE SUB-ADVISOR

Because this Fund has limited historical performance data, we are providing you with the following tables. These tables include the date fund shares were first offered for sale and performance of:

  the fund,
  the sub-advisor composite,
  a broad-based securities market index, and
  an average of the performance of a group of mutual funds with a similar investment objective and management style.

The sub-advisor composite consists of historical information about client accounts managed by a sub-advisor that have investment objectives and strategies similar to those of the corresponding Fund the sub-advisor manages. These client accounts may consist of individuals, institutions, and other mutual funds. This data is provided to illustrate the past performance of each sub-advisor in managing similar accounts and does not represent the performance of any Fund. The sub-advisor composite is provided for time periods that fund performance is not available.

The sub-advisor composite performance is computed based upon the sub-advisor’s asset weighted “average” performance with regard to similarly managed accounts. The sub-advisor composite performance information shown is based on a composite of all accounts of each sub-advisor (and its predecessor, if any) having substantially similar investment objectives, policies, and strategies to the corresponding Fund. The sub-advisor composite results are net highest fees and expenses possibly incurred by the client accounts. If the sub-advisor composite results had been adjusted to reflect fees and expenses specific to Principal Funds, Inc. (“Principal Funds”), performance numbers shown would differ. Although Principal Funds and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that Principal Funds will have the same performance as the Related Accounts. For example, a Fund’s future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charges, expenses, asset sizes, and cash flows between the Fund and its Related Accounts.

Portions of the information below are based on data supplied by the sub-advisors and from statistical services, reports, or other sources believed by Principal Management Corporation (“the Manager”) to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the sub-advisor composites are not mutual funds registered under the Investment Company Act of 1940 (“1940 Act”). Those accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of any Fund or any sub-advisor. The effect of taxes is not reflected in the information below as it will depend on the investor’s tax status.

Current performance may be lower or higher than the performance data shown.

FV 293 Q-30

This Supplement Must Be Preceded or Accompanied by a Current Prospectus.

PERFORMANCE RESULTS – FIXED INCOME FUNDS

© 2008 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

FV 293 Q-30

This Supplement Must Be Preceded or Accompanied by a Current Prospectus.

		Average Annual Total Returns									Annual Total Returns
		(through September 30, 2008)									(year ended December 31)

						Life of
	YTD	1 YR	3 YR	5 YR	10 YR	Fund	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

Core Plus Bond Fund I

R-1 Class (09/30/08)	N/A	N/A	N/A	N/A	N/A	N/A

R-2 Class (09/30/08)	N/A	N/A	N/A	N/A	N/A	N/A

R-3 Class (09/30/08)	N/A	N/A	N/A	N/A	N/A	N/A

R-4 Class (09/30/08)	N/A	N/A	N/A	N/A	N/A	N/A

R-5 Class (09/30/08)	N/A	N/A	N/A	N/A	N/A	N/A

PIMCO Core Plus Total Return Full Authority Composite	-0.86	2.91	4.15	4.16	5.64	7.68

Lehman Brothers Aggregate Bond Index	0.63	3.65	4.15	3.78	5.20		6.97	4.33	2.43	4.34	4.10	10.25	8.44	11.63	-0.82	8.69

Morningstar Intermediate-Term Bond Category Average	-4.27	-2.45	1.48	2.15	4.09		4.70	4.15	1.80	3.91	5.10	8.04	7.64	9.44	-1.35	7.36